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                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/ / Preliminary proxy statement

/ / Definitive proxy statement

/ / Definitive additional materials

/X/ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                               KEMPER CORPORATION
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                (Name of Registrant as Specified in Its Charter)
                               KEMPER CORPORATION
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11:1

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(4) Proposed maximum aggregate value of transaction:

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1Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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/X/ Filing fee of $500 was previously paid in two payments on March 24, 1994 and
March 28, 1994, the latter date when the Preliminary Proxy Statement was filed.
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                                                                          [LOGO]

DAVID B. MATHIS
Chairman and Chief Executive Officer

KEMPER CORPORATION
One Kemper Drive
Long Grove, IL 60049-0001 - 708/320-4700

Dear Fellow Kemper Stockholder:

On behalf of the Board of Directors of Kemper Corporation, please accept our thanks for sending in your proxy for the Annual Meeting of Stockholders.

To avoid the possibility of your shares being challenged or disqualified from voting for the reason indicated below, we are requesting you to sign, date and mail the enclosed new WHITE proxy in the enclosed envelope provided for your convenience.

/ / Your previous proxy was unsigned. If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.

/ / Your previous proxy was undated. Please sign and date to conform to the name shown on the proxy.

/ / Your previous proxy was not signed by all joint owners or trustees. If shares are registered in the name of more than one person, each person should sign the proxy. If a joint owner is deceased, the proxy should also be signed by the executor or administrator of the deceased, and a copy of proof of such person's status as executor or administrator should be sent with the proxy.

/ / Your previous proxy omitted your title or authority. If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.

/ / Your previous proxy, as signed, did not conform to the name shown on the proxy. Please date and sign this proxy exactly as the registration appears on the proxy card, including your full title if signing other than in an individual capacity.

/ / Your previous proxy, as marked, did not clearly specify your instructions.
   Please sign, date and clearly mark your proxy.

/ / Other
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Since the Annual Meeting is to be held on Wednesday, May 11, we would greatly appreciate your signing, dating and mailing this new WHITE proxy as soon as possible. Please mail it in the envelope provided for your convenience.

Sincerely,

David B. Mathis